EXHIBIT 10.2

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is entered into as of March 29, 2016, by and among ARC Group Worldwide, Inc., a Utah corporation (the “Parent”), the Lenders (as defined below) party hereto, and the Administrative Agent (as defined below).

RECITALS:

WHEREAS, the Parent, the Borrowers party thereto, the lenders from time to time party thereto (the “Lenders”), and Citizens Bank, N.A. (formerly known as RBS Citizens, N.A.), as administrative agent (in such capacity, the “Administrative Agent”), Collateral Agent, Sole Lead Arranger and Sole Book Runner, and Capital One, National Association, as Syndication Agent, are parties to the Amended and Restated Credit Agreement, dated as of November 10, 2014, as amended by that certain First Amendment to the Amended and Restated Credit Agreement, dated as of December 22, 2014, and that certain Waiver and Second Amendment to the Amended and Restated Credit Agreement, dated as of May 11, 2015 (as so amended, and as the same may be amended, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Credit Agreement; and

WHEREAS, the Parent and the Borrowers wish to amend the Amended and Restated Credit Agreement on the terms set forth herein;

WHEREAS, the Administrative Agent and the Required Lenders are willing to amend the Amended and Restated Credit Agreement as provided for herein;

NOW THEREFORE, in consideration of the premises and the agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Interpretation.

1.1 Interpretation.  This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Sections 1.02,  1.03,  1.04,  1.05 and 1.06 of the Amended and Restated Credit Agreement.

Section 2. Amendment to Amended and Restated Credit Agreement.
2.1 Amendment of 2.03(b) (Prepayments). Section 2.03(b)(iv) of the Amended and Restated Credit Agreement is hereby amended and restated in its entirety as follows:

“(iv)On the fifth Business Day after any incurrence of Indebtedness by the Parent or any of its Subsidiaries (excluding the Net Cash Proceeds of the Subordinated Indebtedness and Indebtedness expressly permitted pursuant to Section 7.03, but including the Net Cash Proceeds of Indebtedness incurred pursuant to subsection (s) thereof in an aggregate amount not less than

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€3,000,000), the Borrowers will prepay the Loans hereunder in an aggregate amount equal to 100% of the amount of the Net Cash Proceeds from such incurrence of Indebtedness received by the Parent or any of its Subsidiaries.”

2.2 Amendment of Section 2.03(b) (Prepayments). Section 2.03(b)(viii) of the Amended and Restated Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(viii) (A) Each prepayment of Loans pursuant to this Section 2.03(b) shall be applied first, pro rata to the Term Loans and the Delayed Draw Term Loans then outstanding, and applied pro rata to the remaining principal installments thereof (excluding prepayments of Indebtedness incurred pursuant to Section 7.03(s), which shall be applied in inverse order of maturity), then to the outstanding Revolving Loans and lastly, to the Cash Collateralization of Letters of Credit, (B) each such prepayment shall be paid to the Lenders in accordance with their respective Pro Rata Shares of such prepayment and (C) prepayments of outstanding Revolving Loans shall not result in a permanent reduction in the Revolving Commitments.”

2.3 Amendment of Section 7.03 (Indebtedness).  Section 7.03 of the Amended and Restated Credit Agreement is hereby amended by deleting the word “and” at the end of subsection (r), by inserting the following as subsection (s), by renumbering the current subsection (r) as subsection (s) and by renumbering the current subsection (s) as subsection (t):

“(s) other Indebtedness of any Foreign Subsidiary other than a Loan Party not otherwise permitted hereunder in an aggregate principal amount not to exceed €5,000,000 at any one time outstanding; provided that no Loan Party or Domestic Subsidiary of any Loan Party is obligated, directly or indirectly, for such Indebtedness; and”

Section 3. Effectiveness.
3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) this Amendment shall have been (i) executed by the Parent, the Administrative Agent and the Required Lenders and (ii) acknowledged by each of the other Loan Parties, and in each case, counterparts hereof as so executed or acknowledged shall have been delivered to the Administrative Agent, sufficient in number for distribution to the Administrative Agent, each Lender and the Parent; and

(b) the Loan Parties shall have delivered an executed amendment to the Subordinated Loan Agreement in form and substance reasonably satisfactory to the Administrative Agent.
3.2 Amendment Effective Date. This Amendment shall be effective on the date (the “Third Amendment Effective Date”) upon which the conditions precedent set forth in Section 3.1 above are satisfied.
Section 4. Affirmation.

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Each of the Loan Parties hereby consents and agrees to and acknowledges and affirms the terms of this Amendment.  Each of the Loan Parties hereby further agrees that their respective obligations under the Amended and Restated Credit Agreement, the Guarantee and Security Agreement and each of the other Loan Documents shall remain in full force and effect and shall be unaffected hereby.

Section 5. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders party hereto as follows:
5.1 Power and Authority. It has all requisite power and authority to execute and deliver this Amendment and perform its obligations hereunder.

5.2 Authorization.  It has taken all necessary corporate or limited liability company action, as applicable, to duly authorize the execution and delivery of this Amendment and this Amendment has been duly executed and delivered by its duly authorized officer or officers.

5.3 Non-Violation.  The execution and delivery of this Amendment and the performance and observance by it of the provisions hereof (a) do not violate or contravene its Organization Documents or any applicable Laws or (b) conflict with or result in a breach or contravention of any provision of, or constitute a default under, any other agreement, instrument or document binding upon or enforceable against it.

5.4 Validity and Binding Effect.  Upon satisfaction of the conditions set forth in Section 4.1 above, this Amendment shall constitute a legal, valid and binding agreement of such Loan Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

5.5 Representations and Warranties in Amended and Restated Credit Agreement.  The representations and warranties of each Loan Party contained in the Amended and Restated Credit Agreement as modified hereby are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date.

5.6 No Consent.  No consent, exemption, authorization or approval of, registration or filing with, or any other action by, any Governmental Authority is required in connection with this Amendment or the execution, delivery, performance, validity or enforceability of this Amendment, except consents, exemptions, authorizations, approvals, filings and actions which have been obtained or made and are in full force and effect.

5.7 No Event of Default. No Default or Event of Default exists before, nor will occur immediately after, giving effect to this Amendment or as a result of observing any provision hereof.

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Section 6. Miscellaneous.
6.1 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.2 Survival of Representations and Warranties. All representations and warranties made hereunder shall survive the execution and delivery of this Amendment.

6.3 Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.4 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.5 Loan Documents Unaffected.  Each reference to the Amended and Restated Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Amended and Restated Credit Agreement as modified hereby.  Except as otherwise specifically provided, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Amended and Restated Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any provision of the Amended and Restated Credit Agreement or any other Loan Document, including, without limitation, the guarantees, pledges and grants of security interests, as applicable, under each of the Collateral Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  This Amendment is a Loan Document.

6.6 Entire Agreement.  This Amendment, together with the Amended and Restated Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

6.7 Acknowledgments. Each Loan Party hereby acknowledges that:

(a) it has consulted and been advised by its own legal counsel in the negotiation, execution and delivery of this Amendment and the other Loan Documents and it has consulted its own accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(b) it is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Amendment and by the other Loan Documents;

(c) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Amendment or any of the other Loan Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and the Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;

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(d) the Lenders have no obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated by this Amendment and by the other Loan Documents, except any obligations expressly set forth in this Amendment and in the other Loan Documents;

(e) the Lenders and their Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and the Lenders have no obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates; and

(f) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders.

6.8 Release.  Immediately upon the execution and acceptance of this Amendment, each Loan Party and each of their respective successors, assigns, subsidiaries, affiliates, insurers, employees, attorneys, agents, representatives and other persons and/or entities connected therewith, hereby fully and forever compromises, settles, releases, acquits and discharges the Administrative Agent, the Lenders, the Arranger and their respective Affiliates (collectively, the “Released Parties”) and each of the Released Parties’ present, former and future directors, officers, employees, agents, partners, trustees, advisors or other representatives and other persons and/or entities connected therewith (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions, causes of action (whether at law and/or in equity) and obligations of every nature whatsoever (whether liquidated or unliquidated, known or unknown, asserted or unasserted, foreseen or unforeseen, matured or unmatured, fixed or contingent) that each Loan Party has, had and/or may claim to have against any of the Releasees which arise from or relate to any actions which any of the Releasees have and/or may have taken or have and/or may have omitted to take prior to the date this Agreement was executed and, without limiting the foregoing, with respect to the Amended and Restated Credit Agreement and/or any documents executed and/or delivered in connection with the foregoing.

6.9 Counterparts.  This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.  Transmission by a party to another party (or its counsel) via facsimile or electronic mail of a signed copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment that had been manually signed by such transmitting party.

6.10 Governing Law.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).  TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARENT, EACH BORROWER, AND EACH GUARANTOR BY ITS

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ACKNOWLEDGMENT HEREOF HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

6.11 Jury Trial Waiver.  EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

ARC GROUP WORLDWIDE, INC.

By: /s/ Drew M. Kelley

Name:  Drew M. Kelley

Title: Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

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Citizens Bank, N.A., as Administrative Agent, Collateral Agent, Sole Lead Arranger, Sole Bookrunner and as a Lender

By: /s/ Mark S. Fucci

Name: Mark S. Fucci

Title: Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

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CAPITAL ONE, NATIONAL ASSOCIATION, as Syndication Agent and as a Lender

By: /s/ Andrew J. Bella

Name: Andrew J. Bella

Title: Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

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TD BANK, N.A., as a Lender

By: /s/ James G. Hanning

Name: James G. Hanning

Title:  Vice President

[Signature Page to Third Amendment to Credit Agreement]

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Acknowledged and agreed:

ADVANCED FORMING TECHNOLOGY, INC.,

as a Borrower

By: /s/ Drew M. Kelley
Name: Drew M. Kelley

Title: Chief Financial Officer

ARC WIRELESS, INC.,

as a Borrower

By: /s/ Drew M. Kelley
Name: Drew M. Kelley

Title: Chief Financial Officer

flomet llc,

as a Borrower

By: /s/ Drew M. Kelley
Name: Drew M. Kelley

Title: Chief Financial Officer

GENERAL FLANGE & FORGE LLC,

as a Borrower

By: /s/ Drew M. Kelley
Name: Drew M. Kelley

Title: Chief Financial Officer

tekna seal llc,

as a Borrower

By: /s/ Drew M. Kelley
Name: Drew M. Kelley

Title: Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

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3d material technologies, llc,

as a Borrower

By: /s/ Drew M. Kelley
Name: Drew M. Kelley

Title: Chief Financial Officer

QUADRANT METALS TECHNOLOGIES LLC,

as a Borrower

By: /s/ Drew M. Kelley
Name: Drew M. Kelley

Title: Chief Financial Officer

ARC WIRELESS, LLC,

as a Guarantor

By: /s/ Drew M. Kelley
Name: Drew M. Kelley

Title: Chief Financial Officer

ARC Metal Stamping, LLC,

as a Guarantor

By: /s/ Drew M. Kelley
Name: Drew M. Kelley

Title: Chief Financial Officer

Advance tooling concepts, LLC,

as a Guarantor

By: /s/ Drew M. Kelley
Name: Drew M. Kelley

Title: Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

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ThixoforMing LLC,

as a Guarantor

By: /s/ Drew M. Kelley
Name: Drew M. Kelley

Title: Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

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